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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Catalytica Energy Systems, Inc. our report dated October 17, 1999, relating to the financial statements of GENXON Power Systems, L.L.C. which appears in Form S-1 of Catalytica Energy Systems, Inc.

                                          /S/ PRICEWATERHOUSECOOPERS, LLP

San Jose, California
October 5, 2001